------------------------------------------------------------------------------

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                November 22, 2005

                         -----------------------------

                          GENERAL MARITIME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        REPUBLIC OF THE MARSHALL ISLANDS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               001-16531                               06-159-7083
        (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 299 Park Avenue
                                  Second Floor
                               New York, NY 10171
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 763-5600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 1.01. Entry into a Material Definitive Agreement.

      On November 22, 2005, General Maritime Management LLC (the "Company"), which is the tanker operating subsidiary of General Maritime Corporation ("General Maritime"), entered into an Agreement and General Release (the "Agreement") with John M. Ramistella, who is Vice President - Chartering of the Company. Pursuant to the Agreement, Mr. Ramistella's employment with the Company will cease on December 31, 2005.

      Under the terms of the Agreement, the Company will deliver to Mr. Ramistella a lump sum payment of $200,000 after December 31, 2005 but by January 6, 2006, unless Mr. Ramistella commits any material breach of the Agreement. In addition, either General Maritime will waive the requirement that Mr. Ramistella repay any dividends paid on unvested restricted stock at the time his employment ceases, or the Company will pay Mr. Ramistella by January 6, 2006 an additional amount equal to any dividends he must repay, which amount will be deducted from the foregoing lump sum payment.

      Under the terms of Mr. Ramistella's Restricted Stock Grant Agreements and Incentive Grant Option Certificates, upon the cessation of his employment with the Company, Mr. Ramistella will forfeit 3,750 unvested options and 7,400 unvested restricted shares awarded under General Maritime's 2001 Stock Incentive Plan, as amended to date. Mr. Ramistella's Restricted Stock Grant Agreements and Incentive Stock Option Grant Certificates are filed as Exhibits 10.8, 10.9, and
10.10 to General Maritime's quarterly report on Form 10-Q for the quarter ended March 31, 2005 (filed with the SEC on May 10, 2005), and as Exhibit 10.53 to General Maritime's annual report on Form 10-K for the year ended December 31, 2004 (filed with the SEC on March 16, 2005).


Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

   10.1 Agreement and General Release between John M. Ramistella and General Maritime Management LLC, dated November 22, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENERAL MARITIME CORPORATION
                                 --------------------------------------
                                 (Registrant)


                                 By: /s/ John C. Georgiopoulos
                                    -----------------------------------
                                 Name:  John C. Georgiopoulos
                                 Title: Chief Administrative Officer


Date: November 29, 2005







                                       3